                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement      / /  Confidential, for Use of the Commission Only (as
                                           permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement       / /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ORANGE NATIONAL BANCORP
- - --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

- - --------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

(5) Total fee paid:

      / /  Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3) Filing Party: ______________________________________________________________

(4) Date Filed: ________________________________________________________________

DEFINITIVE PROXY MATERIALS WILL BE FORWARDED TO SHAREHOLDERS ON APRIL 24, 1995.

                        [ORANGE NATIONAL BANCORP LOGO]

                            1201 EAST KATELLA AVENUE
                            ORANGE, CALIFORNIA 92667

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 1995

TO THE SHAREHOLDERS OF ORANGE NATIONAL BANCORP:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the Annual Meeting of Shareholders (the "Meeting") of Orange National Bancorp (the "Bancorp") will be held at the Bancorp's main office located at 1201 East Katella Avenue, Orange, California, on Monday, May 22, 1995 at 7:30 a.m. for the purpose of considering and voting upon the following matters:

          1. Election of Directors. To elect thirteen (13) persons to the board of directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:


             Michael W. Abdalla, M.D.          William S. Frantz
             Fred L. Barrera                   Gerald R. Holte
             Michael J. Christianson           James E. Mahoney
             Kenneth J. Cosgrove               Wayne F. Miller
             Robert W. Creighton               Harlan A. Smith, O.D.
             Armand Durante                    San E. Vaccaro
             Charles R. Foulger


          2. Ratification of Accountants. To ratify the appointment of McGladrey & Pullen as the Bancorp's independent certified public accountants for the year 1995.

          3. Other Business. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The board of directors has fixed the close of business on April 7, 1995 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     The Bylaws of the Bancorp set forth the following procedures for nominations to the board of directors:

     Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Company by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of Directors or (ii) 10 days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the Company owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions; and,
     (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                            [SIG]

                                          Robert W. Creighton, Secretary
April 24, 1995

     YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BANCORP'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                        [ORANGE NATIONAL BANCORP LOGO]

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1995 Annual Meeting of Shareholders (the "Meeting") of Orange National Bancorp (the "Bancorp") to be held at the Bancorp's main office located at 1201 East Katella Avenue, Orange, California, on Monday, May 22, 1995 at 7:30 a.m., and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed on or about April 24, 1995 to shareholders eligible to receive notice of, and to vote at, the Meeting.

REVOCABILITY OF PROXIES

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and votes in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN AND "FOR" RATIFICATION OF MCGLADREY & PULLEN AS THE BANCORP'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1995. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION

     This solicitation of Proxies is being made by the board of directors of the Bancorp. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Bancorp. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Bancorp and its subsidiary, Orange National Bank (the "Bank") may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Bancorp is held of record by such entities. In addition, the Bancorp may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.

                               VOTING SECURITIES

     There were issued and outstanding 1,839,116 shares of the Bancorp's common stock on April 7, 1995, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of the Bancorp's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock he or she held of record on the books of the Bancorp as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Bancorp gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxyholders, in accordance with management's recommendation. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Management of the Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Bancorp's common stock, except as set forth in the table below. The following table sets forth, as of February 10, 1995, the number and percentage of shares of the Bancorp's outstanding common stock beneficially owned, directly or indirectly, by each of the Bancorp's directors and named officers and by the directors and named officers of the Bancorp as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director or named officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of February 10, 1995. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Bancorp.

                                                     AMOUNT AND NATURE OF      PERCENT
        BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP      OF CLASS
- - ---------------------------------                    ---------------------     --------
DIRECTORS AND NAMED OFFICERS:
Michael W. Abdalla, M.D.                                     92,755(1)            5.04%
Fred L. Barrera                                              33,186(2)            1.80%
Michael J. Christianson                                      46,655(3)            2.54%
Kenneth J. Cosgrove                                          54,123(4)            2.94%
Robert W. Creighton                                          28,019               1.52%
Armand Durante                                               32,254(5)            1.75%
Charles R. Foulger                                           72,224               3.93%
William S. Frantz                                            44,619(6)            2.43%
Gerald R. Holte                                              24,212(7)            1.32%
James E. Mahoney                                             84,175(8)            4.58%
Wayne F. Miller                                              72,763(9)            3.96%
Harlan A. Smith, O.D.                                        25,318(10)           1.38%
San E. Vaccaro                                               29,133(11)           1.58%
Joan K. Earhart                                                   0                 N/A
All Directors and Named Officers
  as a Group (numbering 14)                                 639,436              34.77%

- - ---------------

 (1) Dr. Abdalla's address is c/o Orange National Bancorp, 1201 East Katella Avenue, Orange, California 92667.

 (2) Mr. Barrera has shared voting and investment powers as to 27,035 of these shares.

 (3) Mr. Christianson has shared voting and investment powers as to 33,260 of these shares.

 (4) Mr. Cosgrove has shared voting and investment powers as to 1,921 of these shares and has shared voting and no investment powers as to 700 of these shares.

 (5) Mr. Durante has shared voting and investment powers as to 23,434 of these shares.

 (6) Mr. Frantz has shared voting and investment powers as to 38,227 of these shares and has shared voting and no investment powers as to 2,494 of these shares.

 (7) Mr. Holte has shared voting and investment powers as to 14,527 of these shares and has shared voting and no investment powers as to 1,252 of these shares.

 (8) Mr. Mahoney has shared voting and investment powers as to all of these shares.

 (9) Mr. Miller has shared voting and investment powers as to 64,851 of these shares and has shared voting and no investment powers as to 2,831 of these shares.

(10) Dr. Smith has shared voting and investment powers as to 24,129 of these shares.

(11) Mr. Vaccaro has shared voting and investment powers as to 377 of these shares.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Bancorp's officers and directors, and persons who own more than ten percent of a registered class of the Bancorp's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and more than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Bancorp believes that, during 1994 its officers, directors and more than ten-percent shareholders complied with all filing requirements applicable to them.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS
NOMINEES

     The Bancorp's Bylaws presently provide that the number of directors of the Bancorp shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the Bylaws adopted by the Bancorp's shareholders. The Bylaws further provide that the exact number of directors shall be thirteen (13) until changed by a Bylaw amendment duly adopted by the Bancorp's shareholders or board of directors.

     The persons named below, all of whom are currently members of the board of directors, have been nominated for election as directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. Unless otherwise instructed, the proxyholders will vote the Proxies received by them for the election of the nominees named below. Votes of the proxyholders will be cast in such a manner as to effect, if possible, the election of all thirteen (13) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting). The thirteen nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

     The following table sets forth as of February 10, 1995, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Bancorp.

                                     YEAR FIRST
     NAME AND TITLE                  APPOINTED            PRINCIPAL OCCUPATION DURING THE
   OTHER THAN DIRECTOR       AGE      DIRECTOR                    PAST FIVE YEARS
- - -------------------------    ----    ----------     ----------------------------------------------
Michael W. Abdalla, M.D.      61        1986        Orthopedic Surgeon and Vice President of
                                                    Orange Orthopedic Medical Group, Inc.

Fred L. Barrera               72        1986        Mayor Pro Tem of the City of Orange. Investor.

Michael J. Christianson       53        1986        Tax Attorney in the law firm of Michael J.
                                                    Christianson, Inc. and International Business
                                                    Consultant with Christianson International,
                                                    Inc.

Kenneth J. Cosgrove           47        1986        Vice President of the Bancorp and President
                                                    and Chief Executive Officer of the Bank.
                                                    Former Executive Vice President of the Bank.

Robert W. Creighton           56        1986        Chief Financial Officer of the Bancorp and
  Secretary, Chief                                  Executive Vice President and Chief Financial
  Financial Officer                                 Officer of the Bank.

Armand Durante, C.P.C.U.      73        1986        Owner of Joe Greensleeves Restaurant. Former
                                                    Account Executive and Consultant with Grocers
                                                    & Merchants Insurance Service.

Charles R. Foulger            61        1986        President and Owner of Foulger Acura and Villa
                                                    Honda, Mazda and Volkswagen. Former principal
                                                    of Fougler Ford.

William S. Frantz             73        1986        Retired. Former real estate broker and
                                                    Co-owner of William S. Frantz & Associates.

Gerald R. Holte               57        1986        Partner in G.R. Holte & Associate, floor
                                                    covering dealer/contractor.

James E. Mahoney              66        1986        President of Mahoney Enterprises, Inc.,
                                                    business development corporation.

Wayne F. Miller               61        1986        President and Chief Executive Officer of the
  President, Chief                                  Bancorp. Former President and Chief Executive
  Executive Officer                                 Officer of the Bank.

Harlan A. Smith, O.D.         71        1986        Optometry Consultant and former Optometrist.
                                                    Investor.

San E. Vaccaro                61        1986        Attorney and Partner in the law firm of Curtis
  Chairman of the Board                             & Vaccaro.
  of Directors

     All of the nominees named above have served as members of the Bancorp's board of directors since its inception. All nominees will continue to serve if elected at the Meeting until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers(1) of the Bancorp acting within their capacities as such. There are no family relationships among any of the directors and executive officers of the Bancorp. No director or executive officer of the Bancorp serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

- - ---------------

(1) As used throughout this Proxy Statement, the term "executive officer" includes the President/Chief Executive Officer and the Chief Financial Officer.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Bancorp's board of directors held thirteen (13) meetings during 1994. None of the directors attended less than 75 percent of all board of directors meetings and committee meetings (of which they were a member) that were held in 1994.

     There were no standing committees of the Bancorp's board of directors in 1994. However, in 1994, the Bank had a standing Audit Committee and a standing Directors Review Committee.

     The Bank's Audit Committee, which consisted of Messrs. Barrera and Durante and Dr. Smith met six (6) times in 1994. The Audit Committee's functions include making recommendations to the board of directors on the selection of the Bancorp's and the Bank's independent certified public accountants, reviewing the arrangements for the independent certified public accountants' examination, review of internal accounting controls and reporting, and any other duties assigned by the board of directors.

     The Bank's Directors Review Committee, which consisted of Messrs. Christianson, Durante, Frantz, Mahoney and Vaccaro met twelve (12) times in 1994. The Directors Review Committee's function is to evaluate and recommend to the board of directors policies regarding the Bank's officers' compensation, employee benefits, retirement and other internal administrative matters.

COMPENSATION OF DIRECTORS

     The directors of the Bancorp do not receive compensation from the Bancorp, however, the directors of the Bancorp who are not employees of the Bank received a fee of $900 per meeting for attendance at the Bank's board of directors meetings and $700 per meeting for up to two meetings if such director did not attend the meeting. The Chairman of the Bank's board of directors received a fee of $1,350 per meeting for attendance at the Bank's board of directors meetings and an automobile allowance of $300 per month. Directors of the Bancorp who are employees of the Bank received a fee of $500 per month for attendance at the Bank's board of directors meetings. In addition, directors who were members of the Bank's Directors Review Committee and Audit Committee received a fee of $300 per meeting for each meeting they attended. The Chairmen of the Bank's Directors Review Committee and Audit Committee received a fee of $500 per meeting for each meeting they attended. Outside directors of ONB Mortgage Corporation ("ONB Mortgage"), a former subsidiary of the Bancorp, received a fee of $300 per meeting for attendance at ONB Mortgage's board of directors meetings through May 1994, at which time ONB Mortgage discontinued operations. In 1995, the directors will receive the same compensation as that received during 1994.

EXECUTIVE OFFICERS

     The following table sets forth information, as of February 10, 1995, concerning executive officers of the Bancorp and certain officers of the Bank:

        NAME             AGE       POSITION AND PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
- - ---------------------    ----    -------------------------------------------------------------
Wayne F. Miller           61     President and Chief Executive Officer of the Bancorp. Former
                                 President and Chief Executive Officer of the Bank.
Robert W. Creighton       56     Chief Financial Officer of the Bancorp and Executive Vice
                                 President and Chief Financial Officer of the Bank.
Kenneth J. Cosgrove       47     Vice President of the Bancorp and President and Chief
                                 Executive Officer of the Bank. Former Executive Vice
                                 President of the Bank.
Joan K. Earhart           40     1st Vice President and Manager of the Bank's Small Business
                                 Administration Loan Department. Former Vice President and
                                 Manager of Eldorado Bank's Small Business Administration Loan
                                 Department.

EXECUTIVE COMPENSATION

     During 1994, the Bancorp did not pay any cash compensation to its executive officers and no such cash compensation is expected to be paid during 1995. However, the persons serving as the executive officers of the

Bancorp received during 1994, and are expected to receive in 1995, cash compensation in their capacities as executive officers of the Bank.

     The following Summary Compensation Table indicates the compensation of the Bancorp's executive officers, and certain of the Bank's officers.

                           SUMMARY COMPENSATION TABLE


                                                                                  LONG TERM COMPENSATION
                                                                              -------------------------------
                            ANNUAL COMPENSATION                                    AWARDS             PAYOUTS
 --------------------------------------------------------------------------   ---------------------   -------
                (A)                  (B)      (C)      (D)         (E)           (F)         (G)        (H)         (I)
- - -----------------------------------  ----   -------   ------   ------------   ----------   --------   -------   -----------
                                                                              RESTRICTED
                                                               OTHER ANNUAL     STOCK                  LTIP      ALL OTHER
             NAME AND                       SALARY    BONUS    COMPENSATION    AWARD(S)    OPTIONS/   PAYOUTS   COMPENSATION
        PRINCIPAL POSITION           YEAR     ($)      ($)         ($)           ($)         SARS       ($)        ($)(1)
- - -----------------------------------  ----   -------   ------   ------------   ----------   --------   -------   ------------
Wayne F. Miller....................  1994   156,000   15,195         0             0           0         0          1,800
  President and Chief Executive      1993   156,000        0         0             0           0         0          1,800
  Officer of the Bancorp             1992   141,000   19,500         0             0           0         0          1,800
Robert W. Creighton................  1994   118,000    7,598         0             0           0         0          1,800
  Chief Financial Officer of the     1993   118,000        0         0             0           0         0          1,800
  Bancorp; Executive Vice President  1992   118,000   18,326         0             0           0         0          1,800
  and CFO of the Bank
Kenneth J. Cosgrove................  1994   128,000   18,671         0             0           0         0          1,800
  Vice President of the Bancorp      1993   119,667        0         0             0           0         0          1,800
  and President and Chief Executive  1992   111,800   24,656         0             0           0         0          1,800
  Officer of the Bank
Joan K. Earhart....................  1994    68,000   55,100         0             0           0         0          1,800
  1st Vice President and Manager     1993    67,002   52,500         0             0           0         0          1,800
  of the Bank's SBA Loan Department  1992    68,500   74,705         0             0           0         0          1,800

- - ---------------

(1) The Bank's contribution to its 401(k) plan for employees of 3% of salary to a maximum of $1,800.

EMPLOYMENT CONTRACTS

     The executive officers of the Bank have, or had during 1994, employment contracts with the Bank as described below.

     Wayne F. Miller has a three-year employment contract with the Bank beginning January 1, 1993 and expiring December 31, 1995. Mr. Miller's annual salary is fixed at $150,000 per year. Under the contract, Mr. Miller is entitled to a two-part bonus: Part 1 is 1% of the Bancorp's pre-tax earnings above $500,000; Part 2 is 8% to 20% of his annual salary calculated on the Bancorp's Return on Equity as described below. Mr. Miller's contract provides that in the event he becomes disabled, he shall be entitled to 100% of his salary for ninety days and after such ninety day period, he shall be entitled to 100% of his salary, less any disability benefits received under any income continuation/disability plans sponsored by the Bank, for a period not to exceed the later of 730 days or the term of the contract. In addition, if the Bancorp is merged, sold or acquired and the merging, purchasing or acquiring entity elects not to employ Mr. Miller under the terms of an agreement acceptable to Mr. Miller, he shall be entitled to receive his base salary plus certain other employee benefits for a period of two years following the merger, sale or acquisition.

     Robert W. Creighton had entered into a one year employment contract as Executive Vice President and Chief Financial Officer of the Bank which began on January 1, 1994 and expired on December 31, 1994. Mr. Creighton's annual salary was fixed at $112,000. During 1994, Mr. Creighton was entitled to a two-part bonus: Part 1 was one-half of 1% of the Bancorp's pre-tax earnings above $500,000; Part 2 was 8% to 20% of his annual salary calculated on the Bancorp's Return on Equity as described below. Mr. Creighton's contract provided that in the event he became disabled, he would be entitled to 100% of his salary for ninety days and after such ninety day period, he would be entitled to 100% of his salary, less any disability benefits received under any income continuation/disability plans sponsored by the Bank, for a period not to exceed the term of the contract. In addition, if the Bancorp had been merged, sold or acquired and the merging, purchasing or acquiring entity elected not to employ Mr. Creighton under the terms of an agreement acceptable to

Mr. Creighton, he would have been entitled to receive his base salary plus certain other employee benefits for a period of one year following the merger, sale or acquisition.

     Kenneth J. Cosgrove had entered into a one year employment contract as President of the Bank which began on January 1, 1994 and expired on December 31, 1994. Mr. Cosgrove's annual salary was fixed at $122,000. During 1994, Mr. Cosgrove was entitled to a two-part bonus: Part 1 was 1% of the Bank's pre-tax earnings above $500,000; Part 2 was 8% to 20% of his annual salary calculated on the Bank's Return on Equity as described below. Mr. Cosgrove's contract provided that in the event he became disabled, he would be entitled to 100% of his salary for ninety days and after such ninety day period, he would be entitled to 100% of his salary, less any disability benefits received under any income continuation/disability plans sponsored by the Bank, for a period not to exceed the term of the contract. In addition, if the Bancorp had been merged, sold or acquired and the merging, purchasing or acquiring entity elected not to employ Mr. Cosgrove under the terms of an agreement acceptable to Mr. Cosgrove, he would have been entitled to receive his base salary plus certain other employee benefits for a period of two years following the merger, sale or acquisition.

     The earnings bonus is the officer's specified percentage of the amount of the Bancorp's or the Bank's pre-tax earnings after allowances for the Bank's loan loss reserves. No bonus is paid unless the applicable pre-tax earnings amount is more than $500,000.

     The Return on Equity bonus is paid only if the Bancorp or the Bank realizes at least 10% Return on Equity. Return on Equity is the Bancorp's or the Bank's net income divided by shareholders' equity at the end of the fiscal year. The bonus amount is a scaled percentage of the officer's salary from 8% to 20%, varying with the amount of Return on Equity, as follows:

 PERCENT         BONUS         PERCENT         BONUS
  RETURN        PERCENT         RETURN        PERCENT
ON EQUITY      OF SALARY      ON EQUITY      OF SALARY
- - ----------     ----------     ----------     ----------
    10              8             16             14
    11              9             17             15
    12             10             18             17
    13             11             19             18
    14             12             20             20
    15             13

     Each executive officer is entitled to employee benefits made available by the Bank to all its employees plus, use of an automobile supplied by the Bank, life, health and disability insurance fully paid by the Bank, and participation in the Bank's deferred compensation plan. Each executive officer will be entitled to participate in the Bancorp's 1993 Stock Option Plan.

     The Small Business Administration ("SBA") Loan Department of the Bank maintained a goals and objectives bonus program for all employees of the SBA Loan Department. The pool available for distribution under this bonus program was 20% of the SBA Loan Department's fee income less referral fees, employment expenses and certain other operating expenses. In 1994, the total amount paid under this program to members of the SBA Loan Department was $128,140. Joan K. Earhart, 1st Vice President and Manager of the SBA Loan Department of the Bank, received a $55,100 bonus under the SBA Loan Department goals and objectives bonus program.

                                  PROPOSAL 2:
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of McGladrey & Pullen, Anaheim, California, served as independent certified public accountants for the Bancorp and the Bank through the year 1994. The Bancorp has selected McGladrey & Pullen to serve as the Bancorp's independent certified public accountants for the year 1995. All services rendered by McGladrey & Pullen were approved by the board of directors, which has determined the firm of McGladrey & Pullen to be independent. It is expected that one or more representatives of McGladrey & Pullen will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

     In the event shareholders do not ratify the appointment of McGladrey & Pullen as the Bancorp's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Bancorp's Audit Committee and the board of directors.

     Ratification of the appointment of McGladrey & Pullen as the Bancorp's independent certified public accountants for fiscal year 1995 will require the affirmative vote of a majority of the outstanding shares of the Bancorp's common stock represented and voting at the meeting.

     MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN AS THE BANCORP'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Bancorp's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

     San E. Vaccaro, a director and nominee, is a partner in the law firm of Curtis & Vaccaro. The Bank retained Curtis & Vaccaro to perform legal services for the Bank in connection with a variety of banking, operational and loan matters. Services of Curtis & Vaccaro are expected to continue in 1995. The total amount of fees paid to Curtis & Vaccaro in 1994 was $130,573.

                             SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Bancorp's 1996 Annual Meeting of Shareholders is December 31, 1995.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                          ORANGE NATIONAL BANCORP

                                              [SIG]

                                          Robert W. Creighton, Secretary
Dated: April 24, 1995

     The Annual Report to Shareholders for the fiscal year ended December 31, 1994 has been previously mailed to the Bancorp's shareholders.

     A COPY OF THE BANCORP'S 1994 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, ORANGE NATIONAL BANCORP, 1201 EAST KATELLA AVENUE, ORANGE, CALIFORNIA 92667.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         DIRECTORS. The undersigned hereby appoints Messrs.
                         Fred L. Barrera, Armand Durante and Gerald R. Holte
                         as proxyholders, with full power of substitution,
                         to represent, vote and act with respect to all
                         shares of common stock of Orange National Bancorp
         PROXY           (the "Bancorp") which the undersigned would be
ORANGE NATIONAL BANCORP  entitled to vote at the meeting of shareholders to be held on May 22, 1995 at 7:30 a.m. at the
                         Bancorp's main office located at 1201 East Katella
                         Avenue, Orange, California or any adjournments
                         thereof, with all the powers the undersigned would
                         possess if personally present as follows:

1. Election of thirteen (13) persons to be directors.

Michael W. Abdalla, M.D.     Robert W. Creighton     William S. Frantz    Wayne F. Miller
Fred L. Barrera              Armand Durante          Gerald R. Holte      Harlan A. Smith, O.D.
Michael J. Christianson      Charles R. Foulger      James E. Mahoney     San E. Vaccaro
Kenneth J. Cosgrove
   / / FOR ALL NOMINEES LISTED ABOVE                            / / WITHHOLD AUTHORITY
       (except as marked to the contrary below)

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)

   -----------------------------------------------------------------------------------------------

2. Ratification of the appointment of McGladrey & Pullen as the Bancorp's independent certified public accountants for 1995.
             / / FOR             / / AGAINST             / / ABSTAIN

3. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

                            PLEASE SIGN AND DATE BELOW
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS LISTED ABOVE. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

   (Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

  / / I DO   / / DO NOT    EXPECT TO ATTEND THE MEETING


                                                      --------------------------
                                                          (Number of Shares)

                                                      --------------------------
                                                       (Please Print Your Name)

                                                      --------------------------
                                                       (Please Print Your Name)

                                                      --------------------------
                                                                (Date)

                                                      --------------------------
                                                      (Signature of Shareholder)

                                                      --------------------------
                                                      (Signature of Shareholder)

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.